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                       CONSOLIDATED, AMENDED AND RESTATED
                                      NOTE

$127,500,000                                                  New York, New York
                                                                   June 30, 2000




                  WHEREAS, Lender is the present owner and holder of those certain promissory notes described on Exhibit A attached hereto and incorporated herein (the "Existing Notes"), which Existing Notes evidence an indebtedness of owing to Lender in the current outstanding principal amount of $31,500,000;

                  WHEREAS, on the date hereof and pursuant to the terms of this Note, Lender is making an additional loan advance to Borrower in the principal amount of $96,000,000 (the "Additional Advance") so that the combined outstanding principal balance of this Note and the Existing Notes on the date hereof is $127,500,000;

                  WHEREAS, Borrower and Lender have agreed in the manner hereinafter set forth to consolidate, amend, modify and restate in their entirety the terms and provisions of the Existing Notes, on the terms and conditions hereinafter set forth; and

                  WHEREAS, Borrower intends these Recitals to be a material part of this Note.

                  NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

                  I. The Existing Notes and the indebtedness evidenced thereby are hereby combined and consolidated together and combined and consolidated with the Additional Advance so that together they shall constitute in law but one indebtedness in the principal sum of $127,500,000, together with interest thereon as hereinafter provided. The terms, covenants, conditions and provisions of the Existing Notes, as so combined and consolidated, are hereby modified, amended and restated in their entirety


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so that henceforth the terms, covenants, conditions and provisions of the
Existing Notes shall read and be as set forth in this Note and Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Note.

                  II. The parties hereto certify that this Note evidences the same indebtedness evidenced by the Existing Notes, as increased by the Additional Advance, and evidences no further or other indebtedness or obligation other than the Additional Advance. Neither this Note nor anything contained herein shall be construed as a novation of Borrower's indebtedness to Lender or of the Existing Notes, which shall remain in full force and effect as hereby consolidated, confirmed, modified, restated and superseded.

                  III. This Note is an extension and continuation of the existing indebtedness evidenced by the Existing Notes, as increased by the Additional Advance, and is issued in replacement of and substitution for the Existing Notes.

                  IV. The Existing Notes, as consolidated, modified and restated in their entirety pursuant to this Note, and the obligations of Borrower thereunder, as increased by the Additional Advance, are hereby ratified and confirmed, and shall remain in full force and effect until the full performance and satisfaction of all obligations of Borrower under this Note.

                  V. For value received, GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower") promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORP., LLC (the "Lender"), for the account of Lender, the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Credit Agreement referred to below on the Maturity Date of such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Lender under the Credit Agreement (as defined below).

                  VI. All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof;



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provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  VII. This Note is one of the Notes referred to in the Credit Agreement, dated as of June 30, 2000, among the Borrower and Prudential Securities Credit Corp., LLC, as Lender (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                             SIGNATURE PAGE FOLLOWS



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                           GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                           a Delaware limited partnership

                           By:  GLIMCHER PROPERTIES CORPORATION, a
                                Delaware corporation, its sole general partner

                                      By: /s/ George A. Schmidt
                                         --------------------------------------
                                      Name: George A. Schmidt
                                      Title: Executive Vice President, General
                                             Counsel, Secretary and Trustee






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                                    EXHIBIT A

                                 Existing Notes

1. Amended and Restated Promissory Note, dated April 26, 1999, in the original principal amount of $21,500,000 from Glimcher Properties Limited Partnership, a Delaware limited partnership and Glimcher Properties Corporation, a Delaware corporation, in favor of Lehman Brothers Holdings Inc., a Delaware corporation, d/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc., as amended.

2. Promissory Note, dated March 1, 2000, in the original principal amount of $10,000,000, from Glimcher Properties Limited Partnership, a Delaware limited partnership and Glimcher Properties Corporation, a Delaware corporation, in favor of Lehman Brothers Holdings Inc., a Delaware corporation, d/b/a Lehman Capital, a Division of Lehman Brothers Holdings Inc., as amended.
































                                  Exhibit A - 1